SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2025 (Unaudited)

Shares	Common Stocks: 95.9%	Value
	Other: 5.6%
3,472	Darling Ingredients Inc.*	$108,465
1,087	Quanta Services Inc.	276,294
		384,759
	Smart Transportation: 35.5%
2,303	Aptiv PLC*	137,028
7,000	BYD Co. Ltd.	353,349
1,708	Continental AG	119,228
1,274	Daimler Truck Holding AG	51,133
13,900	Denso Corp.	170,906
125,000	Geely Automobile Holdings Ltd.	267,299
8,141	Johnson Matthey PLC	139,239
3,528	Kia Corp.	220,938
3,108	Mercedes-Benz Group AG*	182,107
6,090	Mobileye Global Inc - A*	87,666
5,726	Sensata Technologies Holding	138,970
1,024	Tesla Inc.*	265,380
10,962	Volvo AB Class B	319,759
		2,453,002

	Technology: 4.5%
1,861	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	308,926

	Transportation Technology: 50.3%
1,792	Alphabet Inc. Class C*	279,964
4,844	Amphenol Corp. Class A	317,718
1,197	Analog Devices Inc.	241,399
11,508	Dana Inc.	153,402
998	Eaton Corp. PLC	271,286
3,962	Gentherm Inc.*	105,944
20,468	Hexagon AB Class B	217,173
6,517	Infineon Technologies AG - ADR	214,179
434	LG Chem Ltd.	72,143
2,580	NVIDIA Corp.	279,620
1,092	NXP Semiconductors NV	207,545
2,940	ON Semiconductor Corp.*	119,629
3,003	Power Integrations Inc.	151,651
12,600	Renesas Electronics Corp.*	166,978
511	Samsung SDI Co., Ltd.	65,354
1,182	Siemens AG	270,816
1,897	Skyworks Solutions Inc.	122,603
1,596	TE Connectivity Ltd.	225,547
		3,482,951

	Total Common Stocks (Cost $7,553,291)	6,629,638

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2025 (Unaudited)

Shares	Preferred Stocks: 2.3%	Value
	Preferred Stocks
	Smart Transportation: 2.3%
1,582	Volkswagen AG	$160,038
	Total Preferred Stocks (Cost $318,724)	160,038

	Total Investments (Cost $7,872,015): 98.2%	6,789,676
	Other Assets in Excess of Liabilities: 1.8%	127,980
	Total Net Assets - 100.0%	$6,917,656

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company